UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     March 5, 2007

                           SABRE HOLDINGS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                 1-12175                 75-2662240
  (State or Other Jurisdiction     (Commission            (I.R.S. Employer
        of Incorporation)          File Number)          Identification No.)

                                3150 Sabre Drive
                             Southlake, Texas 76092
               (Address of Principal Executive Offices) (Zip Code)

                                 (682) 605-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 8.01      Other Events.


     In connection with meetings with potential lenders on March 7th, 2007 to discuss financing for the proposed acquisition (the "acquisition") of Sabre Holdings Corporation (the "company") by affiliates of Texas Pacific Group and Silver Lake Partners, the company's management intends to discuss an overview of the company's cost reduction program. The cost reduction program is expected to save the company a minimum of $120 million in run-rate annual savings by the second quarter of 2009 from programs already in progress.

     Cost savings are expected to come from each business unit in categories which include, but are not limited to, technology infrastructure, operations, and company-wide general and administrative functions.

     The company anticipates that its stockholders will approve the acquisition at the special meeting of stockholders to be held on March 23, 2007 and that the acquisition will close on or about March 30, 2007.

     In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in Item 8.01 of this report is being furnished to the Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


About the Acquisition

     In connection with the proposed merger of the company with affiliates of Texas Pacific Group and Silver Lake Partners, the company filed a definitive proxy statement with the Securities and Exchange Commission on February 21, 2007. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE THE DEFINITIVE PROXY STATEMENT CONTAINS, IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by Sabre Holdings at the Securities and Exchange Commission's Web site at http://www.sec.gov. The definitive proxy statement and such other documents may also be obtained for free by directing such requests to the Sabre Holdings investor relations department at 866-722-7347, or on the company's Web site at www.sabre-holdings.com/investor.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SABRE HOLDINGS CORPORATION


                                           By:   /s/ James F. Brashear
                                                --------------------------------
                                                James F. Brashear
                                                Corporate Secretary


Dated: March 5, 2007